SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

And Regulation FD

Date of Report (Date of earliest event reported) June 15, 2004

WHIRLPOOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3932	38-1490038
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 M63 North, Benton Harbor, Michigan	49022-2692
(Address of principal executive officers)	(Zip Code)

(269)-923-5000

Registrant’s telephone number, including area code

Item 5 – Other Events

On June 15, 2004, the registrant issued a press release announcing the appointment of Michael D. White to its board of directors. White’s appointment increases the size of Whirlpool’s board to twelve members.

On June 16, 2004, the registrant issued a press release announcing that its board of directors has authorized a new share repurchase program of up to $500 million. The share repurchase will be made from time to time on the open market as conditions warrant, and will be funded with internally generated cash.

Item 7 – Financial Statements, ProForma Financial Information and Exhibits

(c) Exhibits.

(a)	Press release dated June 15, 2004 regarding the appointment of Michael D. White to the Whirlpool board of directors. The press release is being furnished as part of this report.

(b)	Press Release dated June 16, 2004 regarding the board of directors authorization of a share repurchase program of up to $500 million. The press release is being furnished as part of this report.

Exhibit Index

Exhibit No.	Description
99(a)	Press Release dated June 15, 2004
99(b)	Press Release dated June 16, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHIRLPOOL CORPORATION

Date: June 17, 2004	By:	/s/ Robert T. Kenagy
	Name:	Robert T. Kenagy
	Title:	Corporate Secretary